                                                                    EXHIBIT 99.1

CASE NAME:     KEVCO, INC.                                         ACCRUAL BASIS

CASE NUMBER:   401-40783-BJH-11

JUDGE:         BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002
                                         -------------



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                    EXECUTIVE VICE PRESIDENT AND
/s/ WILFORD W. SIMPSON                                CHIEF FINANCIAL OFFICER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                          JULY 18, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                          JULY 18, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                        Date

CASE NAME:                    KEVCO, INC.                      ACCRUAL BASIS - 1

CASE NUMBER:                  401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                          SCHEDULED         MONTH             MONTH            MONTH
ASSETS                                                      AMOUNT         APR-02            MAY-02           JUN-02
------                                                   -----------     -----------       -----------      -----------
1.  Unrestricted Cash (FOOTNOTE)                               1,000
2.  Restricted Cash
3.  Total Cash                                                 1,000
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                      459,000               0                 0                0
9.  Total Current Assets                                     460,000
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)       4,790,071       6,801,458         6,801,458        6,801,458
15. Other (Attach List)                                  613,299,110     310,687,331       310,687,331      310,687,331
16. Total Assets                                         618,549,181     317,488,789       317,488,789      317,488,789

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                   82,049,689        83,291,436       84,493,128
23. Total Post Petition Liabilities                                       82,049,689        83,291,436       84,493,128

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                               75,885,064      13,768,129        13,858,277       13,945,516
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                  136,505,780     141,833,049       141,833,049      141,833,049
28. Total Pre Petition Liabilities                       212,390,844     155,601,178       155,691,326      155,778,565
29. Total Liabilities                                    212,390,844     237,650,867       238,982,762      240,271,693

EQUITY

30. Pre Petition Owners' Equity                                          406,158,337       406,158,337      406,158,337
31. Post Petition Cumulative Profit Or (Loss)                            (14,188,752)      (15,520,647)     (16,809,578)
32. Direct Charges To Equity (Attach Explanation)
    (FOOTNOTE)                                                          (312,131,663)     (312,131,663)    (312,131,663)
33. Total Equity                                                          79,837,922        78,506,027       77,217,096
34. Total Liabilities and Equity                                         317,488,789       317,488,789      317,488,789

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                                   SUPPLEMENT TO

CASE NUMBER:      401-40783-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                      SCHEDULED             MONTH               MONTH              MONTH
ASSETS                                                  AMOUNT             APR-02              MAY-02             JUN-02
------                                               -----------         -----------        -----------        -----------
A.  Prepaid Escrowed Retention Pmts.                     459,000
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                             459,000

A.  Capitalized loan costs                             4,790,071           4,297,973          4,297,973          4,297,973
B.  Investment in Subsidiaries                                             2,503,485          2,503,485          2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                 4,790,071           6,801,458          6,801,458          6,801,458

A.  Intercompany Receivables (FOOTNOTE)              306,649,555
B.  Interco. Promissory Note (FOOTNOTE)              235,981,314         235,981,314        235,981,314        235,981,314
C.  Interco. Royalties (FOOTNOTE)                     70,668,241          74,706,017         74,706,017         74,706,017
D.
E.
TOTAL OTHER ASSETS -  LINE 15                        613,299,110         310,687,331        310,687,331        310,687,331

POST PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                                          62,979,907         62,979,907         62,979,907
B.  Accrued Interest on Notes/Bonds                                       19,069,782         20,311,529         21,513,221
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22                           82,049,689         83,291,436         84,493,128

PRE PETITION LIABILITIES

A.  Interco. Liabilities (FOOTNOTE)                    8,005,780           8,005,780          8,005,780          8,005,780
B.  10 3/8% Sr. Sub. Notes                           105,000,000         105,000,000        105,000,000        105,000,000
C.  Senior Sub. Exchangeable Notes                    23,500,000          23,500,000         23,500,000         23,500,000
D.  Accrued Interest on Notes/Bonds                                        5,327,269          5,327,269          5,327,269
E.

TOTAL OTHER PRE PETITION LIABILITIES - LINE 27       136,505,780         141,833,049        141,833,049        141,833,049

CASE NAME:      KEVCO, INC.                                    ACCRUAL BASIS - 2

CASE NUMBER:    401-40783-BJH-11

INCOME STATEMENT


                                                          MONTH               MONTH               MONTH              QUARTER
REVENUES                                                 APR-02              MAY-02              JUN-02               TOTAL
--------                                                ----------          ----------          ----------          ----------

1.   Gross Revenues
2.   Less: Returns & Discounts
3.   Net Revenue

COST OF GOODS SOLD

4.   Material
5.   Direct Labor
6.   Direct Overhead
7.   Total Cost Of Goods Sold
8.   Gross Profit

OPERATING EXPENSES

9.   Officer / Insider Compensation
10.  Selling & Marketing
11.  General & Administrative
12.  Rent & Lease
13.  Other (Attach List)
14.  Total Operating Expenses
15.  Income Before Non-Operating Income & Expense

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)
17.  Non-Operating Expense (Att List)
18.  Interest Expense                                     1,288,931           1,331,895           1,288,931           3,909,757
19.  Depreciation / Depletion
20.  Amortization
21.  Other (Attach List)
22.  Net Other Income & Expenses                         (1,288,931)         (1,331,895)         (1,288,931)         (3,909,757)

REORGANIZATION EXPENSES

23.  Professional Fees
24.  U.S. Trustee Fees
25.  Other (Attach List)
26.  Total Reorganization Expenses
27.  Income Tax
28.  Net Profit (Loss)                                   (1,288,931)         (1,331,895)         (1,288,931)         (3,909,757)

This form    does  x  does not have related footnotes on Footnotes Supplement.
         ---      ---

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 3

CASE NUMBER:     401-40783-BJH-11

CASH RECEIPTS AND                                                MONTH             MONTH           MONTH           QUARTER
DISBURSEMENTS                                                   APR-02             MAY-02          JUN-02           TOTAL
-----------------                                               ------             ------          ------          -------
1.  Cash - Beginning Of Month                                              SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC., ET AL              SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 JUNE, 2002
CASE NUMBER:     401-40783-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                                  DIST LP          MFG           MGMT        HOLDING     COMP   KEVCO INC    TOTAL
                                                  -------          ---         ---------     -------     ----   ---------  ---------
 1. CASH-BEGINNING OF MONTH                           --             --        4,866,245         --         --       --    4,866,245

     RECEIPTS FROM OPERATIONS

 2. CASH SALES                                        --             --                                                           --
    COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                      --             --                                                           --
 4. POST PETITION                                                    --                                                           --
 5. TOTAL OPERATING RECEIPTS                          --             --               --         --         --       --           --

     NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                                 --                                                           --
 7. SALE OF ASSETS                                                                                                                --
 8. OTHER                                         88,235             --        1,085,606         --         --       --    1,173,841
     INTERCOMPANY TRANSFERS                      (87,675)                         87,675         --                               --
                    SALE EXPENSE REIMBURSEMENT
                    INCOME TAX REFUND                                              1,955
                    REBATE                        88,235
                    WORKERS COMP REFUND                                        1,077,239
                    MISC.                                                            210                    --
                    INTEREST INCOME                                  --            6,202

 9. TOTAL NON OPERATING RECEIPTS                     560             --        1,173,281         --         --       --    1,173,841

10. TOTAL RECEIPTS                                   560             --        1,173,281         --         --       --    1,173,841

11. CASH AVAILABLE                                   560             --        6,039,526         --         --       --    6,040,086

    OPERATING DISBURSEMENTS
12. NET PAYROLL                                                                   12,771                                      12,771
13. PAYROLL TAXES PAID                                               --            4,788                                       4,788
14. SALES, USE & OTHER TAXES PAID                                    --                                                           --
15. SECURED/RENTAL/LEASES                                            --            4,820                                       4,820
16. UTILITIES                                                        --              324                                         324
17. INSURANCE                                                        --              844                                         844
18. INVENTORY PURCHASES                                              --                                                           --
19. VEHICLE EXPENSE                                                  --                                                           --
20. TRAVEL                                                           --                                                           --
21. ENTERTAINMENT                                                    --                                                           --
22. REPAIRS & MAINTENANCE                            560             --                                                          560
23. SUPPLIES                                                         --                                                           --
24. ADVERTISING                                                                                                                   --
25. OTHER                                             --             --              463         --         --       --          463
                LOAN PAYMENTS                                        --                                                           --
                    FREIGHT                                          --                                                           --
                    CONTRACT LABOR                                   --                                                           --
                    401 K PAYMENTS                                   --                                                           --
                    PAYROLL TAX ADVANCE ADP                                                                                       --
                    WAGE GARNISHMENTS                                                                                             --
                    MISC.                                            --              463                                         463

26. TOTAL OPERATING DISBURSEMENTS                    560             --           24,010         --         --       --       24,570

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                            926,143                                     926,143
28. US TRUSTEE FEES                                                  --                                                           --
29. OTHER                                                                         41,804                                      41,804
30. TOTAL REORGANIZATION EXPENSE                      --             --          967,947         --         --       --      967,947

31. TOTAL DISBURSEMENTS                              560             --          991,957         --         --       --      992,517

32. NET CASH FLOW                                     --             --          181,324         --         --       --      181,324

33. CASH- END OF MONTH                                --             --        5,047,569         --         --       --    5,047,569

CASE NAME:      KEVCO, INC.                                    ACCRUAL BASIS - 4

CASE NUMBER:    401-40783-BJH-11

                                                SCHEDULED                  MONTH                   MONTH                    MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT                   APR-02                  MAY-02                   JUN-02
-------------------------                       ---------                  ------                  ------                   ------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                                                 0

AGING OF POST PETITION                                           MONTH: June-02
TAXES AND PAYABLES                                                     ---------

                               0 - 30          31 - 60          61 - 90          91 +
TAXES PAYABLE                   DAYS             DAYS             DAYS           DAYS         TOTAL
-------------                  ------          -------          -------          ----         -----
1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable                                                                                                      0
6.   Accounts Payable                                                                                                         0

                                                                MONTH: June-02
STATUS OF POST PETITION TAXES                                         ----------

                                              BEGINNING TAX         AMOUNT WITHHELD                             ENDING TAX
FEDERAL                                         LIABILITY*           AND/OR ACCRUED        (AMOUNT PAID)         LIABILITY
-------                                       -------------         ---------------        -------------        -----------
1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                                                               0

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                                                                                             0
16.  Total Taxes                                                                                                       0


 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form    does  x  does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 5

CASE NUMBER:     401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH:  June-02
                                                                    -----------

BANK RECONCILIATIONS                             Account # 1              Account # 2
--------------------                             -----------              -----------
A.   BANK:                                     Bank of America                          Other Accounts           TOTAL
B.   ACCOUNT NUMBER:                              3750768521                             (Attach List)
C.   PURPOSE (TYPE):                             DIP Account
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books
6.   Number of Last Check Written                    N/A

INVESTMENT ACCOUNTS

                                                  DATE               TYPE OF
BANK, ACCOUNT NAME & NUMBER                     OF PURCHASE         INSTRUMENT         PURCHASE PRICE           CURRENT VALUE
---------------------------                     -----------         ----------         --------------           -------------

7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                              0

CASH

12.  Currency On Hand                                                                                               0
13.  Total Cash - End of Month                                                                                      0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                                    ACCRUAL BASIS - 6

CASE NUMBER:    401-40783-BJH-11

                                                           MONTH:     June-02
                                                                 ---------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy
Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                        INSIDERS


                                        TYPE OF               AMOUNT            TOTAL PAID
             NAME                       PAYMENT                PAID               TO DATE
             ----                       -------               ------            ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders

                                  PROFESSIONALS


                                      DATE OF
                                   COURT ORDER                                                          TOTAL
                                    AUTHORIZING       AMOUNT       AMOUNT      TOTAL PAID              INCURRED
          NAME                       PAYMENT         APPROVED       PAID        TO DATE                & UNPAID*
          ----                     ------------      --------      ------      ----------              ---------
1
2.
3.
4.
5.   (Attach List)
6.   Total Payments To
     Professionals

   * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                                AMOUNTS         TOTAL
                                               SCHEDULED         PAID           UNPAID
                                                MONTHLY         DURING          POST
                NAME OF CREDITOR              PAYMENTS DUE      MONTH          PETITION
                ----------------              ------------      -------       ----------
1.   Bank of America                                                          13,945,516
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                                                    13,945,516

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 7

CASE NUMBER:     401-40783-BJH-11

                                                             MONTH:    June-02
                                                                   -------------

QUESTIONNAIRE

                                                                                                                YES        NO
                                                                                                                ---        --

1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                   X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                               X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                      X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                          X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                X

6.  Are any Post Petition Payroll Taxes past due?                                                                           X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                           X

8.  Are any Post Petition Real Estate Taxes past due?                                                                       X

9.  Are any other Post Petition Taxes past due?                                                                             X

10. Are any amounts owed to Post Petition creditors delinquent?                                                             X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                      X

12. Are any wage payments past due?                                                                                         X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                YES          NO
                                                                                                                ---          --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.  Are all premium payments paid current?                                                                       X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

TYPE OF POLICY                            CARRIER                     PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
--------------                            -------                     --------------             --------------------------
General Liability                 Aon Risk Services                    3/1/02-9/1/02             Semi-Annual       $98,598
D&O Liability                     Great American Insurance         11/1/2001-10/31/2004          Annual            $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40783-BJH-11                           ACCRUAL BASIS

                                                            MONTH:      June-02
                                                                    ------------

ACCRUAL
BASIS
FORM
NUMBER    LINE NUMBER   FOOTNOTE / EXPLANATION
------    -----------   ----------------------

 1             1        Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing Forms and Records; (2)
 3             1        Authorizing Maintenance of Existing Corporate Bank Accounts and Cash Management System; and (3) Extending
                        Time to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976.  The Bank of America lead account is administered by, and held in the name of Kevco Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account.  A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to
                        Accrual Basis -3.

 1          15A,B,C     Intercompany assets were inadvertently doubled on Debtor's Schedules. The adjustment to equity corrects
 1             32       the error.


 1           15B,C      Intercompany receivables/payables are from/to co-debtors Kevco Management Co. (Case No.
 1            22A       401-40788-BJH), Kevco Distribution, LP (Case No. 401-40789-BJH)'
 1            27A       Kevco Holding, Inc. (Case No. 401-40785-BJH), DCM Delaware, Inc.
 7             3        (Case No. 401-40787-BJH), Kevco GP, Inc. (Case No. 401-40786-BJH), Kevco
                        Components, Inc. (Case No. 401-40790-BJH), and Kevco Manufacturing, LP. (Case No.
                        401-40784-BJH).

1             24       Secured debt reductions are from the sales of Kevco Manufacturing, LP's operating divisions, the asset sale of the South Region of Kevco Distribution, real property sales and direct cash payments.
